EXHIBIT 10.8

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER OR THEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

No. W – B(1)	Warrant to Purchase 250,000 Shares of
Common Stock (subject to adjustment)

WARRANT TO PURCHASE COMMON STOCK
of
LOCATION BASED TECHNOLOGIES, CORP
Void after August 14, 2012

This certifies that, for value received, NORTHSTAR INVESTMENTS, INC., or registered assigns (“Holder”) is entitled, subject to the terms set forth below, to purchase from LOCATION BASED TECHNOLOGIES, CORP. (the “Company”), a California corporation, 250,000 shares of the Common Stock of the Company, as constituted on the date hereof (the “Warrant Issue Date”), upon surrender hereof, at the principal office of the Company referred to below, with the Election to Exercise form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below.  The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.  The term “Warrant” as used herein shall include this Warrant, which is one of a series of warrants issued to Holder for the Common Stock of the Company, and any warrants delivered in substitution or exchange therefor as provided herein.  This Warrant is sometimes referred to herein or in Exhibit A hereto as the “B Warrant” and is issued to Holder simultaneously with the issuance to Holder of a warrant (“A Warrant”) to purchase 500,000 shares of Company Common Stock at $1 per share.

1.           Term of Warrant.  Subject to the terms and conditions set forth herein, the purchase right represented by this B Warrant shall terminate on or before the earlier of

(a)           5 p.m., Pacific Time, on August 14, 2012 or

(b)           the closing of the sale and issuance of shares of Common Stock of the Company (or any successor assuming the Company’s obligations hereunder) in a firmly underwritten public offering, pursuant to an effective registration statement under the Securities Act of 1933, as amended, the gross proceeds of which exceed $10,000,000.

2.           Exercise Price.  The Exercise Price at which this B Warrant may be exercised shall be $2 per share of Common Stock, as adjusted from time to time pursuant to Section 11 hereof.

3.           Exercise of Warrant.

(a)           The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, but not for less than 100,000 shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable; such number being subject to adjustment as provided in Section 11 below), at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Election to Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash or by check acceptable to the Company, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii), of the purchase price of the shares to be purchased.

(b)           This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.  As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise.  In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

(c)           Cashless, or Net Issue, Exercise.  Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X                      =           Y(A-B)
                                           A

Where	X	=	the number of shares of Common Stock to be issued to the Holder

Y	=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A	=	the fair market value of one share of the Company’s Common Stock (at the date of such calculation)

B	=	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company’s Board of Directors in good faith; provided, however, that where there exists a public market for the Company’s Common Stock at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the OTC Bulletin Board or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ Stock Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value.  Notwithstanding the foregoing, in the event the Warrant is exercised in connection with a public offering of the Company’s Common Stock, the fair market value per share shall be the per share offering price to the public of the Company’s public offering.

4.           No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

5.           Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this B Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this B Warrant, the Company at its expense shall execute and deliver, in lieu of this B Warrant, a new warrant of like tenor and amount.

6.           Rights of Stockholders.  This B Warrant shall not entitle its Holder to any of the rights of a stockholder of the Company.

7.           Transfer of Warrant.

(a)           Warrant Register.  The Company will maintain a register (the “B Warrant Register”) containing the names and addresses of the Holder or Holders.  Any Holder of this B Warrant or any portion thereof may change his address as shown on the B Warrant Register by written notice to the Company requesting such change.  Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the B Warrant Register and at the address shown on the B Warrant Register.  Until this B Warrant is transferred on the B Warrant Register of the Company, the Company may treat the Holder as shown on the B Warrant Register as the absolute owner of this B Warrant for all purposes, notwithstanding any notice to the contrary.

(b)           Warrant Agent.  The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the B Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this B Warrant, exchanging this B Warrant, replacing this B Warrant, or any or all of the foregoing.  Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

(c)           Transferability and Non-negotiability of Warrant.  This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company).  Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d)           Exchange of Warrant Upon a Transfer.  On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and applicable state securities laws, and with the limitations on assignments and transfers contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e)           Compliance with Securities Laws.

(i)           The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock or Common Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock or Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws.  Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock or Common Stock so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(ii)           This Warrant and all shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER OR THEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

8.           Reservation of Stock.  The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant.  The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).  The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

9.           Notices.

(a)           Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b)           In case:

(i)           the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(ii)           of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

(iii)           of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.  Such notice shall be mailed at least 15 days prior to the date therein specified.

(c)           All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

10.           Amendments.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

11.           Adjustments.  The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from tune to time as follows:

11.1           Merger, Sale of Assets, Etc.  If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 11.  The foregoing provisions of this Section 11.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant.  If the per share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors.  In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

11.2           Reclassification, Etc.  If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

11.3           Split, Subdivision or Combination of Shares.  If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

11.4           Adjustments for Dividends in Stock or Other Securities or Property.  If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.

11.5           Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

11.6           No Impairment.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against impairment.

12.           Registration Rights.  Upon exercise of this Warrant, the Holder shall have and be entitled to exercise the registration described in Exhibit A attached hereto and incorporated by this reference.

13.           Miscellaneous.

13.1           Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a reputable overnight delivery service, in each case properly addressed to the party to receive the same.  Such addresses and facsimile numbers are below the signature lines on the signature page hereof.

13.2           Failure of any party to exercise any right under this Warrant or otherwise, or delay by a party exercising such right, shall not operate as a waiver thereof.

13.3           All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause application of the laws of any jurisdictions other than the State of California.

13.4           Except as otherwise provided in this Warrant, this Warrant shall inure to the benefit of and be binding upon the permitted successor and assigns of each of the parties hereto.

13.5           The headings in this Warrant are for reference only and shall not limit or otherwise affect the meaning thereof.

13.6           The Company shall provide Holder with quarterly financial statements within 45 days of the end of each fiscal quarter and annual financial statements within 90 days of the end of each fiscal year.  At such time as the Company’s financial statements (or those of any successor entity which assumes the Company’s obligations hereunder) are available on the website of the Securities and Exchange Commission, the obligation of the Company (or such successor) to provide such quarterly and annual financial statements shall cease.

13.7           This Warrant may be executed in two or more identical counterparts, all of which shall be considered one and the same document and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as of the signature were an original, not facsimile.

13.8           The language used in this Warrant will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

13.9           This Warrant may be amended only in writing by a document signed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed.

Dated:  August 15, 2007

ACCEPTED BY HOLDER:	LOCATION BASED TECHNOLOGIES, CORP.

NORTHSTAR INVESTMENTS, INC.

/s/ Glenn Busch	/s/ Jopseh Scalisi
Glenn Busch, President	Joseph Scalisi, President

Address: 5027 Randall Street	Address: 4999 E. La Palma Boulevard
San Diego, CA 92109	Anaheim, California 92807

Fax No.: N/A	Fax No.: 714-200-0287

To:           LOCATION BASED TECHNOLOGIES, CORP.
_______________
_______________
_______________

ELECTION TO EXERCISE

The undersigned hereby exercises his or its rights to purchase _______________ shares of Common Stock covered by the within B Warrant and tenders payment herewith in the amount of $_______________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to and, if such number of shares of Common Stock shall not be all the shares of Common Stock covered by the within B Warrant, that a new B Warrant for the balance of the shares of Common Stock covered by the within B Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: _______________, 20__	Name:
(Print)

Address: _________________________________________

Signature

To:           LOCATION BASED TECHNOLOGIES, CORP.
_______________
_______________
_______________

CASHLESS EXERCISE FORM

The undersigned hereby irrevocably elects to surrender it’s B Warrant for the number of shares of Common Stock as shall be issuable pursuant to the cashless exercise provisions set forth in Section 3(c) of the within B Warrant, in respect of _______________ shares of Common Stock underlying the within B Warrant, and requests that certificates for such securities be issued in the name of, and delivered to and, if such number of shares shall not be all the shares exchangeable or purchasable under the within B Warrant for the balance of the shares of Common Stock covered by the within B Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: _______________, 20__	Name:
(Print)

Address: _________________________________________

Signature

ASSIGNMENT FORM

(To be executed by the registered holder  if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers unto ______________________________ [choose either:  this B Warrant in its entirety OR the right to purchase pursuant to this B Warrant _______________ shares of Common Stock of Location Based Technologies, Corp. (the “Company”)], together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________________ attorney to transfer such B Warrant on the books of the Company, with full power of substitution.

Dated: _______________, 20__	Signature

NOTICE

The Signature on the foregoing Assignment must correspond to the name as written upon the fact of this B Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT A

REGISTRATION RIGHTS PROVISION

1.1           Definitions.

(a)           The terms “register,” “registered,” and “registration” refer to a registration effected by filing with the Securities and Exchange Commission (the “SEC”) a registration statement (“Registration Statement”) in compliance with the Securities Act of 1933, as amended (the “1933 Act”) and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

(b)           The term “Registrable Securities” means any and all shares of Common Stock hereafter issued or issuable upon exercise of this B Warrant or its companion A Warrant.  The term “Registrable Securities” shall also include any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend, stock split or other distribution with respect to, or in exchange for, upon reclassification or in replacement of, Registrable Securities.  In the event of any recapitalization by the Company, whether by stock split, reverse stock split, stock dividend or otherwise, the number of shares of Registrable Securities used throughout this Registration Rights Provision for various purposes shall be proportionately increased or decreased.

(c)           Capitalized terms not defined herein shall have the meanings ascribed to them in the Warrant to Purchase Common Stock, dated as of August __, 2007 (“B Warrant”), to which this Exhibit A is attached which was issued by Location Based Technologies, Corp. (the “Company”).

1.2           Demand Registration.  The initial Holder, or all but not less than all of the holders, of the B Warrant(s) and the A Warrant(s), together but not separately, may, by written notice to the Company, demand that the Company file, and the Company shall file within 45 days of such demand, a resale registration statement covering not less than all of the Registrable Securities issued or issuable pursuant to this B Warrant and its companion A Warrant (the “Demand Registration Statement”).  Notwithstanding the foregoing, no Holder of Registrable Securities may require the Company to file a Demand Registration Statement until such time as the Company (or any successor which acquires the Company’s obligations hereunder) is eligible to file a registration statement on Form S-3 or a successor form thereto.  The Company or any shareholder of the Company entitled to registration rights may request that securities of the same class as the Registrable Securities be included in the Demand Registration Statement for sale in the offering subject to customary normal agreements that may be required in connection therewith.  The Holder of the B Warrant and A Warrant may make only one collective demand pursuant to this Section 1.2 and the corresponding Section 1.2 of the A Warrant and all Registrable Securities covered by this B Warrant and its companion A Warrant (as such Warrants may be fractionalized in the future) must be included in that one Demand Registration Statement.

1.3           “Piggyback” Registrations.

(a)           If at any time or from time to time, prior to the third anniversary of Holder’s initial exercise of this B Warrant or its companion A Warrant, the Company shall determine to register any of its securities, either for its own account or the account of security holders, other than a registration relating solely to employee benefit plans or a registration on Form S-4 relating solely to a SEC Rule 145 transaction, the Company will:

(i)           promptly give to Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

(ii)           include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request, made by Holder within 30 days after receipt of such written notice from the Company, except as set forth in Section 1.3(b) below.

(b)           If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Holder as a part of the written notice given pursuant to Section 1.3(a)(i). In such event the right of Holder to registration pursuant to this Section 1.3 shall be conditioned upon Holder’s participation in such underwriting and the inclusion of Holder’s Registrable Securities in the underwriting to the extent provided herein.  Holder, together with the Company and the other parties distributing their securities through such underwriting, shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.  Notwithstanding any other provision of this Section 1.3, if the underwriter determines that marketing factors require a limitation of the number of shares or type of securities to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting subject to the terms of this Section.  The Company shall so advise all holders of the Company’s securities that would otherwise have a right to be so registered and underwritten and the number of shares of such securities, including Registrable Securities, that may be included in the registration and underwriting shall be allocated among Holder and all such other holders in proportion, as nearly as practicable, to the respective amounts of securities of the Company proposed to be included in such underwritten offering by all shareholders other than the Company; provided, however, that the rights of Holder to include all or any allocable portion of such Registrable Securities shall be subject to the priority (prior to any allocation to Holder or others) of the holders of existing “demand” registration rights existing on the date hereof or that otherwise have priority over the rights of Holder set forth in this Section 1.3.  No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.  If Holder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter.  The Registrable Securities so withdrawn shall also be withdrawn from registration.  Any such withdrawal will cause the lapse of Holder’s demand rights under Section 1.2 hereof.

(c)           The Holder agrees that any shares of Registrable Securities which are not included in an underwritten public offering described in Section 1.3(b) shall not be publicly sold by the Holder for a period, not to exceed 180 days, which the managing underwriter reasonably determines is necessary in order to effect such underwritten public offering.

1.4           Expenses of Registration.  All expenses incurred in connection with the registrations effected pursuant to Sections 1.2 and 1.3, including without limitation all registration, filing, listing and qualification fees (including SEC, securities exchange, National Association of Securities Dealers Inc. and blue sky fees and expenses), printing expenses, escrow fees, fees and disbursements of counsel for each of the Company and Holder (if Holder is participating in such registration), and expenses of any special audits and/or “cold comfort” letters incidental to or required by such registration, fees and disbursements of underwriters customarily paid by issuers or sellers of securities, and the reasonable fees and expenses of any special experts retained by the Company in connection with the requested registration shall be borne by the Company; provided, however, that the Company shall not be required to pay stock transfer taxes or underwriters’ discounts or commissions relating to Registrable Securities.

1.5           Obligations of the Company.  Whenever required under this Registration Rights Provision to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)           prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its diligence and reasonable commercial efforts to cause such Registration Statement to become effective, and, upon the request of Holder, keep such Registration Statement effective until Holder has completed the distribution relating thereto, but in no event longer than one year;

(b)           prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such registration statement effective as provided in Section 1.5(a) and to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Registration Statement;

(c)           furnish to Holder such numbers of copies of the registration statement, the prospectus, including a preliminary prospectus, and of each amendment and supplement (in each case, including all exhibits), in conformity with the requirements of the 1933 Act, and such other documents as Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by Holder;

(d)           use commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions in such states as shall be reasonably necessary to facilitate an orderly distribution of the Registrable Securities, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any such jurisdiction that, but for the requirements of this Section 1.5(d), it would not be obligated to be so qualified or to file a general consent to service of process in any such states or jurisdictions;

(e)           use commercially reasonable efforts to cause such securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities of the United States of America or any state thereof as may be necessary to enable Holder to consummate the disposition of such securities;

(f)           in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, usual and customary in form, with the managing underwriter of such offering; and the Company shall take such other actions as the underwriters reasonably request in order to expedite or facilitate a disposition of such securities;

(g)           use reasonable commercial efforts to cause all such securities covered by such Registration Statement to be listed on, or included in, a stock exchange or national quotation system; and to provide a transfer agent and registrar for such securities covered by such Registration Statement no later than the effective date of such Registration Statement;

(h)           use reasonable commercial efforts to obtain a “cold comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as Holder shall reasonably request;

(i)           notify Holder at any time when a prospectus relating thereto is required to be delivered under the 1933 Act or the happening of any event as a result of which, or of the Company becoming otherwise aware that, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of Holder, prepare and furnish to Holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities under such Registration Statement, such prospectus shall not include an untrue statement of a material fact or a misstatement of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(j)           make reasonably available for inspection by representatives of Holder, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by Holder or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company reasonably requested by such persons in connection with such Registration Statement.

1.6           Obligations of Holder.  In the event of an underwritten public offering, Holder shall enter into and perform its obligations under an underwriting agreement, usual and customary in form, with the managing underwriter of such offering selected by the Company.  In addition, Holder agrees that, upon receipt of any notice from the Company of the happening of any event described in Section 1.5(i), Holder will forthwith discontinue disposition of such securities pursuant to such Registration Statement until Holder’s receipt of the copies of the supplemental or amended prospectus contemplated by Section 1.5(i), and, as so directed by the Company, Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in Holder’s possession, of the prospectus covering such securities covered by such Registration Statement current at the time of receipt of such notice.

1.7           Selection of Underwriter.  The Company shall select, in its sole discretion, the managing underwriter or underwriters with respect to any underwritten offering of the Common Stock.

1.8           Indemnification.

(a)           The Company will, and does hereby undertake to, indemnify and hold harmless Holder, each of Holder’s officers, directors and affiliates, and each person controlling Holder, with respect to any registration, qualification, listing, or compliance effected pursuant to this Section 1, and each underwriter, if any (including any broker or dealer which may be deemed an underwriter), and each person who controls any underwriter (including any such broker or dealer), of the Registrable Securities held by or issuable to Holder, against all claims, losses, damages, liabilities and expenses, joint or several (or actions in respect thereto whether or not a party thereto), to which they may become subject under the 1933 Act, the Securities Exchange Act of 1934, as amended, (the “1934 Act”), or other federal, state or common law, or otherwise, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary, final or summary prospectus, offering circular, or other similar document or any amendment or supplement thereto (including any related Registration Statement, notification, or the like) incident to any such registration, qualification, listing, or compliance, or arising out of or based upon any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by the Company of any federal, state or common law, rule or regulation applicable to the Company in connection with any such registration, qualification, or compliance, and will reimburse, as incurred, Holder, each such underwriter, and each such director, officer, affiliate and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action (whether or not the indemnified party is a party to any proceeding); provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by Holder or by such underwriter and stated to be specifically for use therein.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holder or any other indemnified party and shall survive the transfer of such securities by Holder.

(b)           Holder will indemnify the Company, each of its directors, and each officer who signs a Registration Statement in connection therewith, and each person controlling the Company, each underwriter, if any, and each person who controls any underwriter, of the Company’s securities covered by such a Registration Statement, against all claims, losses, damages, liabilities and expenses, joint or several (or actions in respect thereto whether or not a party thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, preliminary, final or summary prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Company, each such underwriter and each such director, officer, partner, and controlling person, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action (whether or not the indemnified party is a party to any proceeding), in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, preliminary, final or summary prospectus, offering circular or other document, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Holder and stated to be specifically for use therein.

(c)           Each party entitled to indemnification under this Section 1.8 (the “Indemnified Party”) shall give notice to the party required to provide such indemnification (the “Indemnifying Party”) of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party’s expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.8, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation.  No Indemnifying Party, in the defense of any such claim or litigation, shall except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a full and final release from all liability in respect to such claim or litigation.

(d)           Indemnification similar to that specified in this Section 1.8 (with appropriate modifications) shall be given by the Company and Holder with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the 1933 Act.

(e)           If recovery is not available under the foregoing indemnification provisions of this Section 1.8 for any reason other than as expressly specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses.  In determining the amount of contribution which the respective parties are entitled, there shall be considered the relative fault of each party in connection with the statements or omissions which resulted in such claims, losses, damages or actions, as well as other equitable considerations appropriate under the circumstances.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)           The obligations of the parties under this Section 1.8 shall be in addition to any liabilities which any party may otherwise have to any other party.

1.9           Information by Holder.  Holder shall furnish to the Company such information regarding Holder and the distribution proposed by Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Registration Rights Provision.

1.10           Transfer of Registration Rights.  The rights contained in Sections 1.2 and 1.3 hereof may be assigned or otherwise conveyed to a transferee or assignee of this B Warrant or the Registrable Securities, provided that such transferee or assignee may not demand that the Company to file a registration statement pursuant to Section 1.2 hereof unless the holders of all Registrable Securities issued or issuable pursuant to this B Warrant and its companion A Warrant join in such demand; and, provided further, that the Company is given written notice by the transferor at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.